EXHIBIT 32

CERTIFICATIONS OF
PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report of Micromet, Inc. (the “Company”) on Form 10-K/A for the fiscal year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Amended Report”), I, Christian Itin, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Amended Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Amended Report and results of operations of the Company for the period covered by the Amended Report.

Date: April 15, 2011	/s/ Christian Itin Christian Itin President and Chief Executive Officer (principal executive officer)

This certification accompanies the Amended Report and shall not be deemed “filed” by the Company with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Amended Report), irrespective of any general incorporation language contained in such filing.

In connection with Amendment No. 1 to the Annual Report of Micromet, Inc. (the “Company”) on Form 10-K/A for the fiscal year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Amended Report”), I, Barclay A. Phillips, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Amended Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Amended Report and results of operations of the Company for the period covered by the Amended Report.

Date: April 15, 2011	/s/ Barclay Phillips Barclay Phillips Senior Vice President and Chief Financial Officer (principal financial officer)

This certification accompanies the Amended Report and shall not be deemed “filed” by the Company with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Amended Report), irrespective of any general incorporation language contained in such filing.